Exhibit 10.14

SUBSCRIPTION AGREEMENT FOR UNITS OFFERED BY

 PANAMERICAN BANCORP

The undersigned ________________ (“New Shareholder”), and PanAmerican Bancorp, a Delaware corporation (the “Corporation”), hereby agree as follows:

FIRST: The New Shareholder desires to become a shareholder of the Corporation. In accordance with the terms of the enclosed offering. The New Shareholder will purchase units from the Corporation in the amount set forth below his name at the end of this Agreement at Page 3. The Corporation agrees to issue the New Shareholder units in accordance with his subscription herein, subject to approval, by its Placement Agent in its absolute discretion. All subscription checks must be made payable to PanAmerican Bancorp.

SECOND: EACH NEW SHAREHOLDER MUST COMPLETE THE APPROPRIATE REPRESENTATIONS SET FORTH BELOW:

Representations for Corporations: The New Shareholder is a corporation that was not formed for the specific purpose of acquiring an interest in the Corporation and has total assets in excess of $5,000,000.

THIRD: The New Shareholder further represents, warrants, acknowledges and agrees that:

(a)

The New Shareholder is entering into this Agreement relying solely on the facts and terms set forth in this Agreement and the information contained in a Registration Statement dated May 13, 2004, form 10-QSB for the quarterly period ended March 31, 2004 and form DEF 14A dated May 18 2004.

(b)

The New Shareholder has made an investigation of the pertinent facts relating to the operation of the Corporation and has reviewed the terms of the Offering to the extent that he deems necessary in order to be fully informed with respect thereto;

(c)

The New Shareholder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation and the New Shareholder is able to bear the economic risk of a complete loss of his investment in the Corporation;

(d)

The New Shareholder will be acquiring the units for investment, for his or her own account and not for the interest of any other person and not for distribution or resale to others, and the New Shareholder will not permit any other person to acquire a beneficial interest in the units without the consent of the Corporation in its sole discretion;

(e)

The units have not been registered under the Securities Act of 1933, as amended (the “Act”), the interest in the Corporation may not be sold, transferred, or otherwise disposed of except pursuant to an exemption from registration under the Act;

(f)

The New Shareholder will not assign his interest in the Corporation or any beneficial interest therein, in whole or in part, to any other person, nor will the New Shareholder be entitled to substitute for himself as a shareholder any other person, except with the written consent of the Corporation in its sole discretion.

FOURTH: The New Shareholder is a corporation, the person executing this Agreement has the full power and authority under the New Shareholder's governing instruments to do so and the New Shareholder has the full power and authority under its governing instruments to become a shareholder in the Corporation.

FIFTH: The New Shareholder is a corporation, it recognizes that the Corporation is restricted by law as to the number of beneficial interests held in the Corporation, and, that in determining the number of beneficial interests, it may be necessary to count the beneficial owners of the New Shareholder.

SIXTH: This Agreement shall inure to the benefit of and be binding upon each of the parties hereto, his heirs and legal representatives.

[Signatures to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PAN AMERICAN BANCORP		NEW SHAREHOLDER

By:
	, Officer	Type Name New Shareholder

		By:	Date:

FRANKLIN NATIONAL FINANCIAL GROUP, LLC, Placement Agent for PanAmerican Bancorp

By:
Title of Authorized Signatory

Taxpayer Identification

Subscription Amount:

Total # of

Units Purchased: _______________

Total Amount of

Subscription: __________________

Mailing Address of

New Shareholder:

_______________________________

_______________________________

_______________________________

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